SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                                    March 21, 2003
Date of Report (Date of earliest event reported)

CIRMAKER TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

                                    Nevada
(State or other jurisdiction of incorporation)

333-70156                           980228169
 (Commission File Number)                                                                       (IRS Employer Identification No.)

2300 W. Sahara Ave., Suite 500A, Las Vegas, Nevada 89102
(address of principal executive offices)

    (702) 312-6255
(Registrant’s telephone number, including area code)

WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.
# 314-837 West Hastings Street, Vancouver, B.C., Canada, V6C 1B6
(Former name and former address, if changed since last report.)

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Item 1 Changes in Control of Registrant

As reported by the Company in its Schedule 14f-1 filing dated January 28, 2003, our previous officers and directors, Fabio Chiesa and R. J. Demman, tendered their resignations and resigned as our directors, appointing Bill Liao, Hong Juin Chang and Shiu-Li Ku as their replacement directors of the Company upon their resignations.

The following tables set forth information regarding the Company’s current directors and executive officers:

Executive Officers and Directors:

Name                                                                           Age        Position

Bill Liao                                                      44                                 President, Secretary, Treasurer and Director
Hong Juin Chang                                         49                                Director
Shiu-Li Ku                                                  32                                Director

Set forth below is a brief description of the background and business experience of each of our new directors.

Bill Liao

Mr. Liao was born July 27, 1958. In 1977 he received his B.S. degree in mechanical engineering from Nan-Kai Institute of Technology. From 1977 through 1979 he attended the Chinese Air Force Academy in the jet fighter pilot program. From 1979 through 1984 he served as a pilot in the Chinese Air Force. He has been employed at Cirmaker Industries, Co., Ltd. since 1984 where he now serves as CEO. Since 2002 he has also studied in the MBA program at National Central University.

Hong Juin Chang

Ms. Chang was born September 20, 1953. She has an MBA from National Broadcast University. She has been employed at Cirmaker Industries, Co., Ltd. since 1984 where she now serves as President.

Shiu-Li Ku

Mr. Ku was born August 30, 1970. He obtained a B.S. degree in Business Management from Wan Long Institute of Technology in 1995. He works for Cirmaker Industries, Co., Ltd. where he holds an upper management position.

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Item 2        Acquisition or Disposition of Assets

We sold all our assets related to professional wrestling and the business operations of Cirmaker have now become our primary focus.

Item 5        Other Events

On December 3rd, 2002, we entered into a stock purchase agreement with Cirmaker Industry Co. Ltd., a corporation organized under the Company Law of the Republic of China in 1984 (“Cirmaker”). Pursuant to the stock purchase agreement, we have now obtained over 95% of the issued and outstanding capital shares of Cirmaker and may obtain up to 100% of the issued and outstanding capital shares. The acquisition was consummated in March, 2003, and a new board has been installed.

Item 6        Resignations of Directors and Executive Officers

Fabio Chiesa and R. J. Demman, tendered their resignations and resigned as our directors and officers in January 2003.

Item 7        Financial Statements and Exhibits

(a)          Financial statements of business acquired.

The required financial statements for Cirmaker Industry Co., Ltd. are filed as Exhibit 99.1 hereto and hereby incorporated by reference.

(b)          Pro forma financial information.

The required pro forma financial information for the combined company is filed as Exhibit 99.2 hereto and hereby incorporated by reference.

(c)          Exhibits.

             Exhibit                                   Description
               No.
               2.1                      Stock Purchase Agreement (1)
               2.2                      Amendment to Stock Purchase Agreement (2)
             99.1                      Audited financial statements of Cirmaker Industry Co., Ltd.
             99.2                      Pro forma financial information for the combined company

(1)    Previously filed as an exhibit to our Current Report on Form 8-K on December 6, 2002.
(2)    Previously filed as an exhibit to our Current Report on Form 8-K/A on February 10, 2003.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                   Cirmaker Technology Corporation

                                                                                                    By:_/s/____Steven D. Fellows_____
Date:  September 5, 2003                                                   Steven D. Fellows, CFO

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